Citigroup 2006 Small & Mid-Cap Conference Citigroup 2006 Small & Mid-Cap Conference Exhibit 99.1

Safe Harbor Disclosure
Safe Harbor Disclosure
Please note that the discussion today may contain forward
looking statements that involve risks and uncertainties
including those relating to the company’s ability to develop new markets, its fleet and growth plans, its low cost
advantage vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.
These statements are subject to a number of risks that could cause actual results to vary materially from those presented today.  These risks include, but are not limited to, general economic conditions, commodity prices, government
regulation, and the competitive environment.
Additional information concerning factors that could cause
actual results to vary from those in the forward looking
statements are contained in AirTran Holdings Form 10-K for
the year ended December 31, 2005.
Please note that the discussion today may contain forward
looking statements that involve risks and uncertainties
including those relating to the company’s ability to develop new markets, its fleet and growth plans, its low cost
advantage vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.
These statements are subject to a number of risks that could cause actual results to vary materially from those presented today.  These risks include, but are not limited to, general economic conditions, commodity prices, government
regulation, and the competitive environment.
Additional information concerning factors that could cause
actual results to vary from those in the forward looking
statements are contained in AirTran Holdings Form 10-K for
the year ended December 31, 2005.

AirTran Is Well Positioned For The Future
AirTran Is Well Positioned For The Future
• Low-costs with the right sized jet aircraft
• Excellent growth opportunities
• Industry restructuring will provide significant
benefits
• Low-costs with the right sized jet aircraft
• Excellent growth opportunities
• Industry restructuring will provide significant
benefits

AirTran Airways Fact Sheet
AirTran Airways Fact Sheet
• Youngest all-Boeing fleet in America
– 108 Airplanes - 85 717s/23 737s
• 49 cities served
• 7 consecutive years of profitability
– One of two consistently profitable airlines
• Stable and experienced management
• Youngest all-Boeing fleet in America
– 108 Airplanes - 85 717s/23 737s
• 49 cities served
• 7 consecutive years of profitability
– One of two consistently profitable airlines
• Stable and experienced management

AirTran Has Low Costs
AirTran Has Low Costs
Source: Company Reports/DOT filings/Company estimates
Non Fuel Unit Costs at 653 miles
0.00
2.00
4.00
6.00
8.00
10.00
12.00
14.00
AAI LUV JBLU AWA UAIRQ DAL AMR NWAC
Cents per Mile
Non Fuel Unit Costs at 653 miles
0.00
2.00
4.00
6.00
8.00
10.00
12.00
14.00
AAI LUV JBLU AWA UAIRQ DAL AMR NWAC
Cents per Mile
While legacy airline costs are down – the gap remains large

What Creates AirTran’s Low Cost Advantage?
What Creates AirTran’s Low Cost Advantage?
•
Productive workforce at all levels
•
Young, simplified fleet
– Fuel efficient
– Attractive ownership costs
•
Efficient use of facilities
•
Competition for heavy maintenance contracts
•
Low cost distribution
– Over 70% of sales are directly with AirTran
•
Productive workforce at all levels
•
Young, simplified fleet
– Fuel efficient
– Attractive ownership costs
•
Efficient use of facilities
•
Competition for heavy maintenance contracts
•
Low cost distribution
– Over 70% of sales are directly with AirTran

Lowering Costs Is Not A One Time Event
Lowering Costs Is Not A One Time Event
AirTran's Non Fuel Unit Cost Trend
6.00
6.25
6.50
6.75
7.00
7.25
7.50
1999 2000 2001 2002 2003 2004 2005
Cents per Mile
*Excludes non-recurring special items.

AirTran Has Low Costs and a Great Product
AirTran Has Low Costs and a Great Product
•
Assigned seating
•
Business class
– Unlike legacy airlines, business class on every flight
•
Convenient distribution
– Internet
– No fee telephone reservations and airport sales
– Travel agencies
•
XM Radio and oversized luggage bins
•
Friendly crewmembers
•
Assigned seating
•
Business class
– Unlike legacy airlines, business class on every flight
•
Convenient distribution
– Internet
– No fee telephone reservations and airport sales
– Travel agencies
•
XM Radio and oversized luggage bins
•
Friendly crewmembers

Low Costs Help Keep Our Balance Sheet Strong
Low Costs Help Keep Our Balance Sheet Strong
Total Cash & Investments
Aircraft Deposits
Long Term Debt*
Stockholders’ Equity
Working Capital
Total Cash & Investments
Aircraft Deposits
Long Term Debt*
Stockholders’ Equity
Working Capital
348.5
50.0
245.4
302.2
229.0
($MM)
390.1
133.5
457.9
351.9
126.5
12/31/03
12/31/04
12/31/05
* Average coupon 11% in 2001, 7% in 2005
342.3
69.8
298.5
334.0
202.2

Low Costs and Small Jets Creates Great Growth Opportunities Low Costs and Small Jets Creates Great Growth Opportunities

AirTran Airways Route Network Summer 2001 AirTran Airways Route Network Summer 2001

Ft. Lauderdale Ft. Lauderdale
Miami
West Palm Beach
Denver Denver
Pensacola Pensacola
Wichita
Houston Houston
Gulfport Gulfport
Dallas
Los Angeles
Los Angeles
Kansas City Kansas City
Memphis Memphis
Minneapolis
New Orleans
New York New York
AirTran Airways Route Network Has Evolved
Since September 2001:
19 new cities
78 new routes
Savannah
Jacksonville
Orlando Orlando
Washington Washington
Myrtle Beach
Raleigh-Durham
Charlotte
Newport News
Baltimore Baltimore
Philadelphia Philadelphia
Richmond
Tampa Tampa
Sarasota Sarasota
Flint Flint
Detroit Detroit
Ft. Myers Ft. Myers
Freeport
Milwaukee Milwaukee
Akron/Canton Akron/Canton
Buffalo Buffalo
Rochester Rochester
Newark Newark
Pittsburgh Pittsburgh
Indianapolis Indianapolis
Dayton Dayton
Bloomington Bloomington
Moline Moline
Chicago Chicago
Boston Boston
Seattle Seattle
San Francisco
Las Vegas Las Vegas
White Plains White Plains

AirTran’s Diversification Strategies
AirTran’s Diversification Strategies
Baltimore
Dayton
Detroit
Milwaukee
Boston
Atlanta
Orlando, Tampa,
Ft. Lauderdale,
Fort Myers, Freeport
Sarasota
Rochester
Charlotte
Akron-
Canton
Atlanta
New York
Boston
Growth by Replacement - MetroJet Growth by Development
Dallas
Las Vegas
Ft. Lauderdale
Fort Myers
Orlando
Tampa

Bloomington Bloomington
Buffalo Buffalo
Newark Newark
Pittsburgh Pittsburgh
Miami Miami
West Palm Beach West Palm Beach
Denver Denver
Pensacola Pensacola
Freeport Freeport
Wichita Wichita
Houston Houston
Gulfport Gulfport
Los Angeles Los Angeles
Kansas City Kansas City
Memphis Memphis
Moline Moline
Minneapolis Minneapolis
New Orleans New Orleans
San Francisco San Francisco
New York New York
AirTran Continues To Build City Strength
Savannah Savannah
Jacksonville Jacksonville
Orlando Orlando
Washington Washington
Myrtle Beach
Raleigh-Durham
Newport News
Baltimore Baltimore
Flint Flint
Las Vegas Las Vegas
Cities >=5 destinations
Jan01 2
Jan02 3
Jan03 4
Jan04 8
Jan05 9
Jun06 13
Dayton
48
Sarasota Sarasota
Milwaukee Milwaukee
Charlotte
Richmond
Detroit Detroit
Seattle Seattle
Atlanta Atlanta
21
14
8
Chicago Chicago
7
Tampa Tampa
Boston Boston
6
6
Akron/ Akron/
Canton Canton
7
6
Ft. Lauderdale Ft. Lauderdale
Indianapolis Indianapolis
5
Philadelphia Philadelphia
5
Rochester Rochester
5
Ft. Myers Ft. Myers
5
Dallas Dallas

Atlanta Has Also Grown Significantly
Atlanta Has Also Grown Significantly
0
50
100
150
200
250
Jan
2000
Jan
2001
Jan
2002
Jan
2003
Jan
2004
Jan
2005
Jan
2006
Jun
2006
Daily Departures
0
50
100
150
200
250
Jan
2000
Jan
2001
Jan
2002
Jan
2003
Jan
2004
Jan
2005
Jan
2006
Jun
2006
Daily Departures

Air Tran's Atlanta Hub is Now
One of the Nations Largest Mainline Hubs
Air Tran's Atlanta Hub is Now
One of the Nations Largest Mainline Hubs
0 200 400 600 800 1000
LCC-Las Vegas
UAUA-SFO
ALK-Seattle
LCC-Philadelphia
LUV-Baltimore
LUV-Chicago
LCC-Phoenix
LUV-Phoenix
LCC-Charlotte
AMR-Miami
AAI-Atlanta
LUV-Las Vegas
CAL-Newark
UAUA-Denver
AMR-Chicago
NWAC-Detroit
NWAC-Minneapolis
UAUA-Chicago
CAL-Houston
AMR-Dallas
DAL-Atlanta
Mainline Departures Regional Departures
0 200 400 600 800 1000
LCC-Las Vegas
UAUA-SFO
ALK-Seattle
LCC-Philadelphia
LUV-Baltimore
LUV-Chicago
LCC-Phoenix
LUV-Phoenix
LCC-Charlotte
AMR-Miami
AAI-Atlanta
LUV-Las Vegas
CAL-Newark
UAUA-Denver
AMR-Chicago
NWAC-Detroit
NWAC-Minneapolis
UAUA-Chicago
CAL-Houston
AMR-Dallas
DAL-Atlanta
Mainline Departures Regional Departures
# of departures

The 737 Has Also Expanded Our Opportunities
The 737 Has Also Expanded Our Opportunities
Baltimore
Wichita
Seattle
San Francisco
Los Angeles Las Vegas
Denver
Dallas
Minneapolis
Chicago
Orlando
Cancun
San Juan
ATLANTA
717-200 / BR715
737-700 / CFM56

The 737 Will Become Our Primary Growth Vehicle The 737 Will Become Our Primary Growth Vehicle 0 50 100 150 200 2003 2004 2005 2006 2007 2008 2009 2010 717s 737s 737 Options

Market Opportunities Favor
Low Cost Narrowbody Aircraft
Market Opportunities Favor
Low Cost Narrowbody Aircraft
Number of Markets with over
100 passengers per day
0
200
400
600
800
1000
1200
100-199 200-299 300-499 500-999 1000+
# of markets
passengers per day

Industry Restructuring Will Provide Significant Benefits For AirTran Industry Restructuring Will Provide Significant Benefits For AirTran

Capacity Continues To Exit AirTran Markets Capacity Continues To Exit AirTran Markets -14% -12% -10% -8% -6% -4% -2% 0% Domestic AirTran Markets AirTran Atlanta Markets Q106 Change in ASMs

Capacity in AirTran's Atlanta Markets
Capacity in AirTran's Atlanta Markets
0
50,000
100,000
150,000
200,000
Mar00 Mar02 Mar04 Mar06
Other Airlines AirTran
0
50,000
100,000
150,000
200,000
Mar00 Mar02 Mar04 Mar06
Other Airlines AirTran
Daily Seats

Capacity Cuts Are Helping Revenue Environment
Capacity Cuts Are Helping Revenue Environment
Yr/Yr Change in AirTran's Unit Revenue
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
Q105 May05 Jun05 Jul05 Aug05 Sep05 Q305 Q405
*Excludes non-recurring special items.

EPS Impact of a 1% change in RASM EPS Impact of a 1% change in RASM
Fuel and Revenue Are Significant Earnings Variables
Fuel and Revenue Are Significant Earnings Variables
-$0.25
-$0.20
-$0.15
-$0.10
-$0.05
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$5 Crude Oil
Decrease
$5 Crude Oil
Increase
EPS Impact of a $5/bbl change in crude oil EPS Impact of a $5/bbl change in crude oil
-$0.25
-$0.20
-$0.15
-$0.10
-$0.05
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
1% RASM
Increase
1% RASM
Decrease

Additional Benefits of Industry Restructuring
Additional Benefits of Industry Restructuring
•
Fuel prices are accelerating the rate of change
•
Domestic capacity likely to stay constrained
– Bankruptcies will result in more returned aircraft
– Larger aircraft are moving to international routes
– Narrow-body aircraft are essentially sold out
•
Demand from non-U.S. customers is strong
•
Additional orders are likely to be expensive
– Few parked planes are economical with $60 crude oil
•
Capacity discipline is critical to improving revenues
•
Fuel prices are accelerating the rate of change
•
Domestic capacity likely to stay constrained
– Bankruptcies will result in more returned aircraft
– Larger aircraft are moving to international routes
– Narrow-body aircraft are essentially sold out
•
Demand from non-U.S. customers is strong
•
Additional orders are likely to be expensive
– Few parked planes are economical with $60 crude oil
•
Capacity discipline is critical to improving revenues

AirTran Is Well Positioned For The Future
AirTran Is Well Positioned For The Future
•
Low costs, right size equipment
– AirTran can make money where others can’t
•
AirTran has excellent growth opportunities
– Replacing inefficient legacy capacity
– Connecting existing cities that have strong demand
– New market opportunities
•
Big beneficiary of industry restructuring
– Double digit unit revenue improvement since Q205
•
Low costs, right size equipment
– AirTran can make money where others can’t
•
AirTran has excellent growth opportunities
– Replacing inefficient legacy capacity
– Connecting existing cities that have strong demand
– New market opportunities
•
Big beneficiary of industry restructuring
– Double digit unit revenue improvement since Q205

Question and Answer Period Question and Answer Period